UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 24, 2025

Cadrenal Therapeutics, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-41596	88-0860746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

822 A1A North, Suite 306

Ponte Vedra, Florida 32082

(Address of principal executive offices and zip code)

(904) 300-0701

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CVKD	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 24, 2025, Cadrenal Therapeutics, Inc., a Delaware corporation (the “Company”), held its 2025 annual meeting of stockholders (the “2025 Annual Meeting”) at which the Company’s stockholders voted on the following two (2) proposals and cast their votes as described below. These matters are described in detail in the definitive proxy statement on Schedule 14A for the 2025 Annual Meeting filed with the Securities and Exchage Commission on July 31, 2025 (the “Proxy Statement”). As of July 28, 2025, the record date of the 2025 Annual Meeting, there were 2,046,854 shares of Common Stock issued and outstanding and entitled to vote at the 2025 Annual Meeting. Present in person or by proxy at the 2025 Annual Meeting were 1,284,746 shares of Common Stock, which constituted a quorum.

The final voting results for each item of business voted upon at the 2025 Annual Meeting, as described in the Proxy Statement, is set forth below.

Proposal 1. Election of Directors Proposal.

The following individual was elected as a Class III director, to serve until the Company’s 2028 annual meeting of stockholders and until his successor has been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
Steven Zelenkofske	669,494	15,099	600,153

Proposal 2. Auditor Ratification Proposal.

The stockholders ratified and approved the appointment of WithumSmith+Brown, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,207,152	64,913	12,681	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2025	CADRENAL THERAPEUTICS, INC.

	By:	/s/ Quang X. Pham
	Name:	Quang X. Pham
	Title:	Chairman and Chief Executive Officer

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